Prospectus

Undiscovered Managers Funds

Class A, Class C, Class I* & Class L** Shares

December 29, 2016, as supplemented April 10, 2017

Undiscovered Managers Behavioral Value Fund***

Class/Ticker: A/UBVAX; C/UBVCX; I/UBVSX; L/UBVLX

JPMorgan Realty Income Fund

Class/Ticker: A/URTAX; C/URTCX; L/URTLX

*	Formerly, Select Class Shares.

**	Formerly, Institutional Class Shares. Closed to new investors.

***	Closed to new investors.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Undiscovered Managers Behavioral Value Fund

Class/Ticker: A/UBVAX; C/UBVCX; I*/UBVSX

*	Formerly, Select Class Shares.

Currently, the Fund is publicly offered on a limited basis. (See “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING” in the prospectus for more information.)

What is the goal of the Fund?

Capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 27 and in “Financial Intermediary-Specific Sales Charge Waivers” in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	1.05%	1.05%	1.05%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.53	0.48	0.44
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.28	0.23	0.19
Acquired Fund Fees and Expenses	0.15	0.15	0.15

Total Annual Fund Operating Expenses	1.98	2.43	1.64
Fee Waivers and Expense Reimbursements[1]	(0.54)	(0.49)	(0.45)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.44	1.94	1.19

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 1.30%, 1.80% and 1.05% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 12/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 12/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

DECEMBER 29, 2016	1

Undiscovered Managers Behavioral Value Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	664	1,064	1,489	2,669
CLASS C SHARES ($)	297	711	1,251	2,729
CLASS I SHARES ($)	121	473	849	1,906

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	664	1,064	1,489	2,669
CLASS C SHARES ($)	197	711	1,251	2,729
CLASS I SHARES ($)	121	473	849	1,906

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), believes have value characteristics. Such common stocks include stocks of small capitalization companies, similar to those that are included in the Russell 2000 Value Index and real estate investment trusts (REITs).

A REIT is a pooled investment vehicle that generally invests in income-producing real estate or real estate-related loans or interests. REITs are classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents.

In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral finance. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. In an effort to take advantage of such behavioral biases, Fuller & Thaler generally utilizes a three-pronged approach that includes (i) positive signals such as significant share purchases by company insiders or stock repurchase activity by the company, (ii) evidence of overreaction due to behavioral factors that have resulted in an absolute or relative decline in valuation and (iii) analysis of the company fundamentals with regard to business model, valuation and credit risk.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Behavioral Strategy Risk. When taking investment positions, Fuller & Thaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, Fuller & Thaler generally focuses on certain markers of possible under- and overreaction. Securities identified using this type of strategy may perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factor’s historical trends. The factors used in implementing this strategy and the weight placed on those factors may not be predictive of a security’s

2	UNDISCOVERED MANAGERS FUNDS

value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. Fuller & Thaler’s strategy based on behavioral finance may be less effective in certain market environments.

Smaller Company Risk. Investments in securities of mid cap and small cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	30.97%
Worst Quarter	3rd quarter, 2011	–24.33%

The Fund’s year-to-date total return through 9/30/16 was 11.34%.

DECEMBER 29, 2016	3

Undiscovered Managers Behavioral Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(2.39)%	11.29%	7.83%
Return After Taxes on Distributions	(3.49)	10.86	7.41
Return After Taxes on Distributions and Sale of Fund Shares	(0.98)	8.89	6.30
CLASS C SHARES
Return Before Taxes	1.49	11.93	7.88
CLASS I SHARES
Return Before Taxes	3.27	12.77	8.66
RUSSELL 2000 VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(7.47)	7.67	5.57
LIPPER SMALL-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(7.16)	7.32	5.98

The after-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Fuller & Thaler Asset Management, Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-Adviser
David M. Potter, CFA	2005	Portfolio Manager and Partner
Dr. Russell J. Fuller, CFA	1998	President and Chief Investment Officer

Purchase and Sale of Fund Shares

Shares of the Fund are no longer generally available to new purchasers. Existing shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group employer benefit plans, certain discretionary fee-based advisory programs, college savings plans, approved brokerage programs and other J.P. Morgan Funds can continue to purchase shares as described in “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING” in the prospectus.

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Behavioral Value Fund

Class/Ticker: L*/UBVLX

*	Formerly, Institutional Class Shares.

Currently, the Fund (including Class L Shares) is publicly offered on a limited basis. (See “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING” in the prospectus for more information.)

What is the goal of the Fund?

Capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class L
Management Fees	1.05%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.26
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.16
Acquired Fund Fees and Expenses	0.15

Total Annual Fund Operating Expenses	1.46
Fee Waivers and Expense Reimbursements[1]	(0.42)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.04
1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.90% of the average daily net assets of Class L Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 12/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 12/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS L SHARES ($)	106	420	758	1,710

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

DECEMBER 29, 2016	5

Undiscovered Managers Behavioral Value Fund (continued)

What are the Fund’s main investment strategies?

The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), believes have value characteristics. Such common stocks include stocks of small capitalization companies, similar to those that are included in the Russell 2000 Value Index and real estate investment trusts (REITs).

A REIT is a pooled investment vehicle that generally invests in income-producing real estate or real estate-related loans or interests. REITs are classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents.

In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral finance. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. In an effort to take advantage of such behavioral biases, Fuller & Thaler generally utilizes a three-pronged approach that includes (i) positive signals such as significant share purchases by company insiders or stock repurchase activity by the company, (ii) evidence of overreaction due to behavioral factors that have resulted in an absolute or relative decline in valuation and (iii) analysis of the company fundamentals with regard to business model, valuation and credit risk.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Behavioral Strategy Risk. When taking investment positions, Fuller & Thaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, Fuller & Thaler generally focuses on certain markers of possible under- and overreaction. Securities identified using this type of strategy may perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factor’s historical trends. The factors used in implementing this strategy and the weight placed on those factors may not be predictive of a security’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. Fuller & Thaler’s strategy based on behavioral finance may be less effective in certain market environments.

Smaller Company Risk. Investments in securities of mid cap and small cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees,

6	UNDISCOVERED MANAGERS FUNDS

paid by each REIT in which it invests in addition to the expenses of the Fund.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class L Shares (formerly, Institutional Class Shares) has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	31.09%
Worst Quarter	3rd quarter, 2011	–24.31%

The Fund’s year-to-date total return through 9/30/16 was 11.68%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS L SHARES
Return Before Taxes	3.43%	12.85%	8.70%
Return After Taxes on Distributions	2.19	12.35	8.24
Return After Taxes on Distributions and Sale of Fund Shares	2.35	10.17	7.04
RUSSELL 2000 VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(7.47)	7.67	5.57
LIPPER SMALL-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(7.16)	7.32	5.98

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

DECEMBER 29, 2016	7

Undiscovered Managers Behavioral Value Fund (continued)

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Fuller & Thaler Asset Management, Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-Adviser
David M. Potter, CFA	2005	Portfolio Manager and Partner
Dr. Russell J. Fuller, CFA	1998	President and Chief Investment Officer

Purchase and Sale of Fund Shares

Shares of the Fund are no longer generally available to new purchasers. Existing shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group employer benefit plans, certain discretionary fee-based advisory programs, college savings plans, approved brokerage programs and other J.P. Morgan Funds can continue to purchase shares as described in “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING” in the prospectus.

The renamed Class L Shares of the Fund will continue to be subject to additional limited offering provisions as described in this prospectus. If such limited offering provisions are removed in the future, the Class L Shares of the Fund will still be subject to the provisions above.

Purchase minimums

For Class L Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	UNDISCOVERED MANAGERS FUNDS

JPMorgan Realty Income Fund

Class/Ticker: A/URTAX; C/URTCX

What is the goal of the Fund?

High total investment return through a combination of capital appreciation and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 27 and in “Financial Intermediary-Specific Sales Charge Waivers” in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	1.00%
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.75%	0.75%
Distribution (Rule 12b-1) Fees	0.25	0.75
Other Expenses	0.47	0.48
Shareholder Service Fees	0.25	0.25
Remainder of Other Expenses	0.22	0.23

Total Annual Fund Operating Expenses	1.47	1.98
Fee Waivers and Expense Reimbursements[1]	(0.29)	(0.30)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.18	1.68
1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 1.18% and 1.68% of the average daily net assets of Class A and Class C Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 12/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 12/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	639	938	1,259	2,167
CLASS C SHARES ($)	271	592	1,040	2,282

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	639	938	1,259	2,167
CLASS C SHARES ($)	171	592	1,040	2,282

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.

DECEMBER 29, 2016	9

JPMorgan Realty Income Fund (continued)

What are the Fund’s main investment strategies?

The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalizations. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate). The Fund may also invest up to 15% of net assets in illiquid holdings.

As investment adviser to the Fund, J.P. Morgan Investment Management Inc. (JPMIM) manages the portfolio utilizing a disciplined investment process that focuses on stock selection rather than focusing on particular sectors or themes. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.

The REIT research team takes an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the team to determine each company’s normalized earnings (i.e., projected earnings adjusted to reflect what the company should earn at the mid-point of an economic cycle) and growth potential, from which they evaluate whether each company’s current price fully reflects its long-term value.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Smaller Company Risk. Investments in securities of mid cap and small cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government

10	UNDISCOVERED MANAGERS FUNDS

regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) US REIT Index and the Lipper Real Estate Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Best Quarter	3rd quarter, 2009	33.82%
Worst Quarter	4th quarter, 2008	–42.97%

The Fund’s year-to-date total return through 9/30/16 was 8.30%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(2.78)%	10.37%	6.11%
Return After Taxes on Distributions	(5.03)	8.86	3.95
Return After Taxes on Distributions and Sale of Fund Shares	(1.13)	7.62	4.14
CLASS C SHARES
Return Before Taxes	1.04	10.99	6.14
MSCI US REIT INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	2.52	11.88	7.35
LIPPER REAL ESTATE FUNDS INDEX
(Reflects No Deduction for Taxes)	2.86	11.16	7.34

The after-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

DECEMBER 29, 2016	11

JPMorgan Realty Income Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jason Ko, CFA	2009	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	UNDISCOVERED MANAGERS FUNDS

JPMorgan Realty Income Fund

Class/Ticker: L*/URTLX

*	Formerly, Institutional Class Shares.

Currently, Class L Shares of the Fund are publicly offered only on a limited basis. (See “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING” in the prospectus for more information.)

What is the goal of the Fund?

High total investment return through a combination of capital appreciation and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class L
Management Fees	0.75%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.23
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.13

Total Annual Fund Operating Expenses	0.98
Fee Waivers and Expense Reimbursements[1]	(0.20)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.78

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.78% of the average daily net assets of Class L Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 12/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the

Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 12/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS L SHARES ($)	80	292	522	1,183

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalizations. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate). The Fund may also invest up to 15% of net assets in illiquid holdings.

As investment adviser to the Fund, J.P. Morgan Investment Management Inc. (JPMIM) manages the portfolio utilizing a disciplined investment process that focuses on stock selection rather than focusing on particular sectors or themes. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.

The REIT research team takes an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the team to determine each company’s normalized earnings (i.e., projected earnings adjusted to reflect what the company should earn at the mid-point of an economic cycle) and growth potential, from which they evaluate whether each company’s current price fully reflects its long-term value.

DECEMBER 29, 2016	13

JPMorgan Realty Income Fund (continued)

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Smaller Company Risk. Investments in securities of mid cap and small cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class L Shares (formerly, Institutional Class Shares) has varied from year to year for the past ten calendar years. The

14	UNDISCOVERED MANAGERS FUNDS

table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) US REIT Index and the Lipper Real Estate Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	33.86%
Worst Quarter	4th quarter, 2008	–42.96%

The Fund’s year-to-date total return through 9/30/16 was 8.67%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS L SHARES
Return Before Taxes	3.00%	12.00%	7.12%
Return After Taxes on Distributions	0.50	10.35	4.81
Return After Taxes on Distributions and Sale of Fund Shares	2.16	8.88	4.88
MSCI US REIT INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	2.52	11.88	7.35
LIPPER REAL ESTATE FUNDS INDEX
(Reflects No Deduction for Taxes)	2.86	11.16	7.34

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jason Ko, CFA	2009	Executive Director

Purchase and Sale of Fund Shares

Class L Shares of the Fund are no longer generally available to new purchasers. Existing Class L shareholders can still purchase additional shares, reinvest their dividends and exchange into the Class L Shares from Class L Shares of other J.P. Morgan Funds. In addition, certain group employer benefit plans, certain fee-based advisory programs, college savings plans and other J.P. Morgan Funds can continue to purchase shares as described in “Investing with J.P. Morgan Funds — FUND SUBJECT TO A LIMITED OFFERING” in the prospectus.

Purchase minimums

For Class L Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

DECEMBER 29, 2016	15

JPMorgan Realty Income Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16	UNDISCOVERED MANAGERS FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Behavioral Value Fund

The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), believes have value characteristics. Such common stocks include stocks of small capitalization companies, similar to those that are included in the Russell 2000 Value Index and real estate investment trusts (REITs).

A REIT is a pooled investment vehicle that generally invests in income-producing real estate or real estate-related loans or interests. REITs are classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents.

In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral finance. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. In an effort to take advantage of such behavioral biases, Fuller & Thaler generally utilizes a three-pronged approach that includes (i) positive signals such as significant share purchases by company insiders or stock repurchase activity by the company, (ii) evidence of overreaction due to behavioral factors that have resulted in an absolute or relative decline in valuation and (iii) analysis of the company fundamentals with regard to business model, valuation and credit risk.

Realty Income Fund

The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalizations. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate). The Fund may also invest up to 15% of net assets in illiquid holdings.

As investment adviser to the Fund, J.P. Morgan Investment Management Inc. (JPMIM) manages the portfolio utilizing a disciplined investment process that focuses on stock selection rather than focusing on particular sectors or themes. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.

The REIT research team takes an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the team to determine each company’s normalized earnings (i.e., projected earnings adjusted to reflect what the company should earn at the mid-point of an economic cycle) and growth potential, from which they evaluate whether each company’s current price fully reflects its long-term value.

The Fund is non-diversified.

Each of the Funds

Each Fund will invest primarily in equity securities as described above. Each Fund may invest its cash in repurchase agreements and other cash instruments pending investment in equity securities.

The main investment strategies for each Fund may include the following, some of which may be equity securities:

•	common stocks

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	other investment companies

•

exchange-traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	affiliated money market funds

Although not main strategies, each Fund may also utilize the following, some of which may be equity securities:

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock.

•	securities lending (for the Realty Income Fund)

Each Fund may utilize these investment strategies to a greater or lesser degree.

The Realty Income Fund has an 80% investment policy which may be changed by the Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

DECEMBER 29, 2016	17

More About the Funds (continued)

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. None of the Funds have fundamental investment objectives and each may be changed without the consent of a majority of the outstanding shares of a Fund.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in the Funds are summarized in the “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that the Funds also may use strategies that are not described herein, but which are described in the Statement of Additional Information.

An investment in a Fund or any other fund may not provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if that Fund is suitable for you.

The Funds are subject to the main risks noted below, any of which may adversely affect the Funds’ performance and ability to meet their investment objectives.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or con-

ditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Behavioral Strategy Risk. (applicable to Behavioral Value Fund) When taking investment positions, Fuller & Thaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, Fuller & Thaler generally focuses on certain markers of possible under- and overreaction. Securities identified using this type of strategy may perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factor’s historical trends. The factors used in implementing this strategy and the weight placed on those factors may not be predictive of a security’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. Fuller & Thaler’s strategy based on behavioral finance may be less effective in certain market environments.

Smaller Company Risk. (Small Cap Company and Mid Cap Company Risk) Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Value Investing Risk. (applicable to Behavioral Value Fund) Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

18	UNDISCOVERED MANAGERS FUNDS

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

High Portfolio Turnover Risk. (applicable to Realty Income Fund) The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Non-Diversified Fund Risk. (applicable to Realty Income Fund) Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Industry and Sector Focus Risk. At times a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact a Fund’s performance.

Additional Risks

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Securities Lending Risk. (applicable for Realty Income Fund) The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Investment Company and ETF Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF

DECEMBER 29, 2016	19

More About the Funds (continued)

when a Fund invests in shares of another investment company or ETF. The price movement of an ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/Return Summaries” in the prospectus and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE AND CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. These investments may also be inconsistent with a Fund’s main investment strategies. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Behavioral Value Fund

The performance in the table for the period before the Class I Shares (formerly, Select Class Shares) were launched on 4/30/13 is based on the performance of Class L Shares (formerly, Institutional Class Shares) of the Fund, which invest in the same portfolio of securities. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares.

20	UNDISCOVERED MANAGERS FUNDS

The Funds’ Management and Administration

Each Fund is a series of Undiscovered Managers Funds, a Massachusetts business trust (the “Trust”). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser and Sub-Adviser

The Funds are advised by J.P. Morgan Investment Management Inc. (JPMIM), 270 Park Avenue, New York, NY 10017. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors.

Behavioral Value Fund

Until January 30, 2004, the Fund’s investment adviser was Undiscovered Managers, LLC. Effective January 31, 2004, JPMIM became the Fund’s investment adviser. Fuller & Thaler Asset Management, Inc. (Fuller & Thaler) has served as the Fund’s sub-adviser for the life of the Fund.

Realty Income Fund

Until January 1, 2004, the Fund was sub-advised by Bay Isle Financial LLC (“Bay Isle”) or its predecessor firm, Bay Isle Financial Corporation, with Undiscovered Managers, LLC serving as the investment adviser. From January 1, 2004 until January 30, 2004, JPMIM replaced Bay Isle as the Fund’s sub-adviser, with Undiscovered Managers, LLC continuing to serve as the investment adviser. Effective January 31, 2004, JPMIM became the Fund’s investment adviser and the subadvisory agreement between Undiscovered Managers, LLC and JPMIM was terminated.

JPMIM has the responsibility for the management of the Funds’ affairs, under the supervision of the Trust’s Board of Trustees. The Behavioral Value Fund’s investment portfolio is managed on a day-to-day basis by the Behavioral Value Fund’s sub-adviser, under the general oversight of JPMIM and the Board of Trustees. JPMIM has ultimate responsibility to oversee the sub-adviser, and it monitors and evaluates the sub-adviser to help assure that the sub-adviser is managing the Behavioral Value Fund consistently with the Behavioral Value Fund’s investment objective and restrictions and applicable laws and guidelines. In addition, JPMIM has ultimate responsibility to recommend to the Board of Trustees the hiring, termination and replacement of the sub-adviser. The sub-adviser, with respect to the Behavioral Value Fund and JPMIM with respect to the Realty Income Fund, are responsible for deciding which securities to purchase and sell for the respective Funds and for placing orders for the Funds’ transactions. JPMIM does not determine what investments will be purchased or sold for the Behavioral Value Fund.

During the most recent fiscal year ended 8/31/16, the Adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Behavioral Value Fund	0.71%
Realty Income Fund	0.65

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory and sub-advisory agreements for the Funds is available in the annual report for the most recent fiscal period ended August 31.

JPMIM, Sub-Adviser and Portfolio Managers

Behavioral Value Fund

Fuller & Thaler is the sub-adviser to the Behavioral Value Fund. As sub-adviser, Fuller & Thaler provides day-to-day management of the Fund’s portfolio. Fuller & Thaler, 411 Borel Avenue, Suite 300, San Mateo, California 94402, was founded in 1993, and currently serves as an investment adviser to individuals, foundations, mutual funds, pension plans, and other institutional investors.

David M. Potter, CFA, and Russell J. Fuller, CFA, PhD, have responsibility for managing the Behavioral Value Fund. Mr. Potter, Partner and Portfolio Manager, joined Fuller & Thaler in 2005. Prior to joining Fuller & Thaler, he was a Vice President at Goldman Sachs. Previously, he was a proprietary trader at Scotia Capital Markets. Mr. Potter received his BA (honors) in Economics and Finance from McGill University in Montreal and his MBA (honors) in Finance from the University of Chicago. Mr. Potter holds the Chartered Financial Analyst designation and is a member of the CFA Society of San Francisco. He is a shareholder of Fuller & Thaler and a member of its Board of Directors. Dr. Fuller founded Fuller & Thaler and

DECEMBER 29, 2016	21

The Funds’ Management and Administration (continued)

has served as its President and Chief Investment Officer since 1993. He was Vice President of Strategic Development of Concord Capital Management from 1990 to 1993, and Professor of Finance at Washington State University beginning in 1976 and Chair of the Department of Finance thereof from 1984 to 1990. Dr. Fuller received his BA, MBA, and PhD (in finance) from the University of Nebraska. Dr. Fuller holds the Chartered Financial Analyst designation. He is a shareholder of Fuller & Thaler and Chairman of its Board of Directors.

JPMIM will pay Fuller & Thaler for the Behavioral Value Fund for services rendered during the Fund’s fiscal year a subadvisory fee at the annual rate of 0.75% of the Fund’s average daily net assets.

Realty Income Fund

JPMIM is the investment adviser to the Realty Income Fund and makes the day-to-day investment decisions for the Fund. Pursuant to the Management Agreement with the Realty Income Fund, and subject to the overall direction of the Trust’s Board of Trustees, JPMIM is responsible for managing the Realty Income Fund’s investment program in conformity with the stated investment objectives and policies of the Fund, as described in this Prospectus.

Jason Ko, Executive Director of JPMIM and a CFA charterholder, is the lead portfolio manager on the Fund and is a senior member of the U.S. Equity Value portfolio management team. Scott Blasdell, Managing Director of JPMIM and a CFA charterholder, is a senior member of the U.S. Equity Value portfolio management team. As part of the team’s investment process Messers Ko and Blasdell meet, along with other portfolio managers and research analysts, to discuss the economic outlook, industry trends, and the merits and risks of investment ideas for the Fund. Messers Ko and Blasdell follow the same investment process, philosophy and research resources, and in Mr. Ko’s absence, Mr. Blasdell will be responsible for day-to-day management of the portfolio. An employee since 2002, Mr. Ko covers REITs for the U.S. Equity Group. Previously, he worked as a research associate focusing on REITs and cyclicals sectors and as an investment assistant in the U.S. Equity Group. Mr. Blasdell has been a portfolio manager in the U.S. Equity Group since 2001 and has managed REIT, large cap core, and value strategies. An employee since 1999, he started as a research analyst covering REITs.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMIM (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The

Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Class I Shares of each Fund, as applicable and an annual fee of up to 0.10% of the average daily net assets of the Class L Shares of each Fund, as applicable. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder service fees, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to

22	UNDISCOVERED MANAGERS FUNDS

J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

DECEMBER 29, 2016	23

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

24	UNDISCOVERED MANAGERS FUNDS

	Class A	Class C	Class I	Class L
Eligibility[1,2,3]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds and employees of Fuller & Thaler Asset Management, Inc.[4]

Limited to certain investors, including:

•  Purchases directly from the Fund through the Distributor by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirements; and

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers.

Minimum Investment[2,5,6]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[7]	$1,000 for each Fund or $50, if establishing a monthly $50 Systematic Investment Plan[7]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 — Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds[4] and employees of Fuller & Thaler Asset Management, Inc. or

$50 for employees, if establishing a monthly $50 Systematic Investment Plan.[7]

$3,000,000 — An investor can combine purchases of Class L Shares of other J.P. Morgan Funds in order to meet the minimum.

DECEMBER 29, 2016	25

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Class I	Class L
Minimum Subsequent Investments[2]	$50[8]	$50[8]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No minimum
Systematic Purchase Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 5.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

•  1.00% on redemptions made within 12 months after purchase.

•  0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.10% of the average daily net assets.
Redemption Fee	None	None	None	None

26	UNDISCOVERED MANAGERS FUNDS

	Class A	Class C	Class I	Class L
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class L Shares have the lowest fee structure of the shares offered in this prospectus.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.	Limited availability and higher minimum initial investment than Class A, Class C and Class I Shares. Not all Funds have Class L Shares.

[1]	Certain Funds and/or classes are subject to limited offering. Please see the FUNDS SUBJECT TO A LIMITED OFFERING section for more information about applicable limited offerings.
[2]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[3]

Effective April 3, 2017, new Group Retirement Plans (please see the Glossary for definition) are not eligible to purchase Class A, Class C, or Class I Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have these share classes of a Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in such share classes of the Fund and purchase additional shares in existing participant accounts.

[4]

May also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[5]

Investment minimums may be waived for certain types of Group Retirement Plans, as well as for certain fee-based programs. The J.P. Morgan Funds reserve the right to waive any initial or subsequent investment minimum.

[6]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[7]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[8]	Minimum subsequent investment amount for Systematic Investment Plans established before 3/1/15 is $25.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the J.P. Morgan Funds, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

DECEMBER 29, 2016	27

Investing with J.P. Morgan Funds (continued)

Class A Shares

The public offering price of Class A Shares of each Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finder’s fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	5.25	5.54	4.75	0.00
$50,000 to $99,999	4.50	4.71	4.05	0.00
$100,000 to $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

28	UNDISCOVERED MANAGERS FUNDS

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months —1.00%

Class I Shares and Class L Shares

There is no sales charge, commission or CDSC associated with Class I Shares or Class L Shares.

Reducing Your Class A Sales Charges

Each Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the J.P. Morgan Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the J.P. Morgan Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Class I and Class L Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

DECEMBER 29, 2016	29

Investing with J.P. Morgan Funds (continued)

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed in Appendix A. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive the waivers or discounts discussed below.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Class I Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Class I Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Fuller & Thaler Asset Management, Inc.

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

30	UNDISCOVERED MANAGERS FUNDS

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

8.	Purchased in an account where the Distributor is the broker of record as of April 10, 2017.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please see “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Funds will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

DECEMBER 29, 2016	31

Investing with J.P. Morgan Funds (continued)

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

7.	Sold as a return of excess contributions from an IRA Account.

8.	Sold to pay JPMDS or a Financial Intermediary account-related fees (only if the transaction is initiated by JPMDS or the Financial Intermediary).

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at NAV during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Fund or acquired in an exchange of Class I Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Morgan Shares of the JPMorgan Prime Money Market Fund, provided that the Morgan Shares were acquired by an exchange from Class A Shares but only if the purchase is made within 90 days of the sale. Appropriate documentation may be required.

4.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the

32	UNDISCOVERED MANAGERS FUNDS

sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Class I	None
Class L	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Effective April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services will be made by the Distributor as shareholder servicing agent, from the shareholder service fee (to be known as the “service fee”). From time to time, JPMIM or its affiliates may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

Shareholder Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Service Fee
Class A	0.25%
Class C	0.25%
Class I	0.25%
Class L	0.10%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

Class C Shares Conversion Feature

Class C Shares held in an account where the Distributor is the broker of record on April 21, 2017 will convert to Class A Shares on or about April 21, 2017. If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor after April 21, 2017, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer. Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

DECEMBER 29, 2016	33

Investing with J.P. Morgan Funds (continued)

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

PURCHASING FUND SHARES

You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

34	UNDISCOVERED MANAGERS FUNDS

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The J.P. Morgan Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

DECEMBER 29, 2016	35

Investing with J.P. Morgan Funds (continued)

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

36	UNDISCOVERED MANAGERS FUNDS

EXCHANGE PRIVILEGES

Class A Shares of a Fund may be exchanged for:

•  Class A Shares of another J.P. Morgan Fund,

•  Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund), or

•  Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of a Fund may be exchanged for:

•  Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•  Class I or Class L Shares, if available, of the same fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Class I Shares of a Fund may be exchanged for:

•  Class I Shares of another J.P. Morgan Fund, or

•  Another share class of the same Fund if you are eligible to purchase that class.

Class L Shares of a Fund may be exchanged for:

•  Class L Shares of another non-money market J.P. Morgan Fund, or

•  Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of a Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

DECEMBER 29, 2016	37

Investing with J.P. Morgan Funds (continued)

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account.

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

38	UNDISCOVERED MANAGERS FUNDS

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below

DECEMBER 29, 2016	39

Investing with J.P. Morgan Funds (continued)

minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Class I accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FUNDS SUBJECT TO A LIMITED OFFERING

The following Fund is offered on a limited basis as described below. Except as otherwise described below, shareholders permitted to continue to purchase include shareholders of record and if the shareholder of record is an omnibus account, beneficial owners in that account as of the effective date of the limited offering.

Limited Offering of the Class L Shares

Both Funds’ Class L Shares are publicly offered only on a limited basis. The Class L Shares of the Undiscovered Managers Behavioral Value Fund will continue to be subject to additional limited offering provisions described below in the limited offering for the Behavioral Value Fund. If such limited offering provisions are removed in the future, the Class L Shares of the Undiscovered Managers Behavioral Value Fund will still be subject to the provisions below. Investors are not eligible to purchase Class L Shares of the Funds except as described below. In addition, a Fund may from time to time, in its sole discretion based on a Fund’s net asset levels and other factors, limit new purchases into a Fund or otherwise modify the closure policy at any time on a case-by-case basis.

Except as otherwise described below, shareholders of record are permitted to continue to purchase Class L Shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of December 1, 2016 (“the Transition Date”) are permitted to continue to purchase Class L Shares.

•

Existing shareholders of Class L Shares of a Fund are able to continue to purchase additional Class L Shares of that Fund in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Existing shareholders of Class L Shares of a Fund are able to add to their existing Fund accounts through exchanges from Class L Shares of other Funds;

•

Group Retirement Plans (as described below) may continue to use the Class L Shares of a Fund under certain circumstances. Effective April 3, 2017, new Group Retirement Plans will not be eligible to purchase Class L Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have Class L Shares of a Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in Class L Shares of a Fund and purchase additional shares in existing participant accounts. Group Retirement Plans are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. The plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans;

•	Current and future J.P. Morgan Funds that are permitted to invest in other J.P. Morgan Funds may purchase Class L Shares of a Fund;

•	New York’s 529 Advisor-Guided College Savings Program may continue to utilize Class L Shares for new and existing program accounts;

40	UNDISCOVERED MANAGERS FUNDS

•	Registered investment advisors using an approved custodial platform may utilize Class L Shares of any Fund in fee-based advisory programs for both new and existing program accounts;

•

Banks and trust companies acting as a fiduciary and using an approved custodial platform may continue to utilize Class L Shares of any Fund for new and existing customer accounts. New banks or trust companies may utilize a Fund only with the approval of that Fund and its Distributor; and

•	Other fee-based advisory programs currently utilizing a Fund may continue to utilize the Class L Shares of that particular Fund for new and existing program accounts and any new affiliated program.

Undiscovered Managers Behavioral Value Fund

Effective as of the close of business on June 17, 2016, (the “Revised Closing Date”) the Behavioral Value Fund is offered on a limited basis and investors are not eligible to purchase shares of the Behavioral Value Fund, except as described below. In addition, both before and after the Revised Closing Date, the Behavioral Value Fund may from time to time, in its sole discretion based on the Behavioral Value Fund’s net asset levels and other factors, limit new purchases into the Behavioral Value Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The following groups is permitted to continue to purchase Behavioral Value Fund shares. Except as otherwise described below, shareholders of record are permitted to continue to purchase shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of the applicable closing date are permitted to continue to purchase:

•

Shareholders of the Behavioral Value Fund as of the Revised Closing Date are able to continue to purchase additional shares in their existing Behavioral Value Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Behavioral Value Fund;

•	Shareholders of the Behavioral Value Fund as of the Revised Closing Date are able to add to their existing Behavioral Value Fund accounts through exchanges from other J.P. Morgan Funds;

•

Approved fully discretionary fee-based advisory programs, where investment discretion (fund and investment allocations) solely reside with the firm’s home office and where the firm’s home office has full authority to make investment changes without approval from the shareholder, may continue to utilize the Behavioral Value Fund for new and existing program accounts. These programs must be accepted for continued investment by the Behavioral Value Fund and its distributor by the Revised Closing Date. Additionally, after the Revised Closing Date, new fully discretionary fee-based advisory programs may utilize the Behavioral Value Fund for program accounts only with the approval by the Behavioral Value Fund and its distributor;

•

Other fee-based advisory programs (including Rep as Advisor and Portfolio Manager programs) may continue to utilize the Behavioral Value Fund for existing program accounts, but will not be able to open new program accounts after the Revised Closing Date;

•

Group employer benefit plans, including 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans), can continue to invest in the Behavioral Value Fund; and

•	Current and future J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the Behavioral Value Fund.

•	Current and future investment companies not affiliated with JPMIM if they receive prior approval of the Fund and its distributor.

Additional information that applies to all limited offerings:

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund unless a former shareholder makes his or her repurchase within 90 days of the redemption. Repurchases during this 90 day period will not be subject to any applicable sales charges if such sales charges are normally waived for repurchases within 90 days of the redemption as described in the “Repurchase Rights” section above. These repurchase restrictions, however, do not apply to participants in groups listed above as eligible to continue to purchase even if the plan, program or fund would liquidate its entire position. If shares are purchased through a Financial Intermediary, contact your investment representative for their requirements and procedures.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would

DECEMBER 29, 2016	41

Investing with J.P. Morgan Funds (continued)

like to purchase shares of another Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products; and

42	UNDISCOVERED MANAGERS FUNDS

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution;

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts;

•	Retirement plan contributions, loans, distributions, and hardship withdrawals;

•	IRA re-characterizations and conversions; and

•	IRA purchases of shares by asset transfer or direct rollover.

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided

DECEMBER 29, 2016	43

Investing with J.P. Morgan Funds (continued)

by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Behavioral Value Fund generally declares and distributes net investment income, if any, at least annually. The Realty Income Fund generally declares and distributes net investment income, if any, at least quarterly. The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the

44	UNDISCOVERED MANAGERS FUNDS

non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt securities, mortgage-backed securities, and derivative instruments may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s investments in other investment companies could affect the amount, timing, and character of distributions from the Funds, and, therefore, may increase the amount of taxes payable by shareholders.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

DECEMBER 29, 2016	45

Investing with J.P. Morgan Funds (continued)

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the Funds’ adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

46	UNDISCOVERED MANAGERS FUNDS

Not later than 60 days after the end of each fiscal quarter, each Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

Each Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more frequent basis.

Each Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

In addition, the JPMorgan Realty Income Fund will also post the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

DECEMBER 29, 2016	47

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

48	UNDISCOVERED MANAGERS FUNDS

This Page Intentionally Left Blank.

DECEMBER 29, 2016	49

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Behavioral Value Fund
Class A
Year Ended August 31, 2016	$55.30	$0.49		$6.29	$6.78	$(0.31)	$(1.62)	$(1.93)
Year Ended August 31, 2015	55.38	0.37		0.81	1.18	(0.43)	(0.83)	(1.26)
Year Ended August 31, 2014	45.93	0.53		9.13	9.66	(0.21)	—	(0.21)
Year Ended August 31, 2013	35.72	0.12	(g)	10.09	10.21	—	—	—
Year Ended August 31, 2012	29.26	(0.10)		6.58	6.48	(0.02)	—	(0.02)

Class C
Year Ended August 31, 2016	52.43	0.20		5.95	6.15	(0.12)	(1.62)	(1.74)
Year Ended August 31, 2015	52.64	0.09		0.77	0.86	(0.24)	(0.83)	(1.07)
Year Ended August 31, 2014	43.80	0.26		8.69	8.95	(0.11)	—	(0.11)
Year Ended August 31, 2013	34.23	(0.08	)(g)	9.65	9.57	—	—	—
Year Ended August 31, 2012	28.16	(0.24)		6.31	6.07	—	—	—

Class I*
Year Ended August 31, 2016	56.37	0.64		6.43	7.07	(0.41)	(1.62)	(2.03)
Year Ended August 31, 2015	56.41	0.52		0.82	1.34	(0.55)	(0.83)	(1.38)
Year Ended August 31, 2014	46.78	0.68		9.29	9.97	(0.34)	—	(0.34)
April 30, 2013(h) through August 31, 2013	44.54	0.09	(g)	2.15	2.24	—	—	—

Class L**
Year Ended August 31, 2016	56.52	0.73		6.44	7.17	(0.47)	(1.62)	(2.09)
Year Ended August 31, 2015	56.52	0.60		0.83	1.43	(0.60)	(0.83)	(1.43)
Year Ended August 31, 2014	46.80	0.74		9.32	10.06	(0.34)	—	(0.34)
Year Ended August 31, 2013	36.29	0.29	(g)	10.22	10.51	—	—	—
Year Ended August 31, 2012	29.76	(0.02)		6.67	6.65	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $(0.12), $0.05 and $0.25 for Class A, Class C, Class I and Class L Shares, respectively, and the net investment income (loss) ratio would have been 0.19%, (0.29)%, 0.29% and 0.55% for Class A, Class C, Class I and Class L Shares, respectively.
(h)	Commencement of offering of class of shares.
*	Formerly, Select Class Shares.
**	Formerly, Institutional Class Shares.

50	UNDISCOVERED MANAGERS FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$60.15	12.70%	$1,146,043	1.29%	0.88%		1.83%	44%
55.30	2.23	696,222	1.29	0.66		1.86	36
55.38	21.06	364,773	1.28	1.02		1.79	44
45.93	28.58	201,017	1.35	0.28	(g)	1.89	58
35.72	22.17	18,601	1.59	(0.30)		2.13	61

56.84	12.13	300,255	1.79	0.38		2.28	44
52.43	1.73	185,342	1.79	0.17		2.31	36
52.64	20.46	107,383	1.78	0.52		2.29	44
43.80	27.96	38,608	1.87	(0.19	)(g)	2.40	58
34.23	21.56	8,474	2.09	(0.75)		2.66	61

61.41	12.99	1,095,710	1.04	1.13		1.49	44
56.37	2.49	579,340	1.04	0.91		1.54	36
56.41	21.36	270,648	1.04	1.25		1.55	44
46.78	5.03	2,775	1.03	0.57	(g)	1.67	58

61.60	13.16	2,230,948	0.89	1.28		1.31	44
56.52	2.65	1,154,307	0.89	1.06		1.33	36
56.52	21.54	520,539	0.89	1.37		1.39	44
46.80	28.96	150,140	1.00	0.65	(g)	1.49	58
36.29	22.41	17,982	1.39	(0.06)		1.76	61

DECEMBER 29, 2016	51

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Realty Income Fund
Class A
Year Ended August 31, 2016	$12.95	$0.20		$2.42	$2.62	$(0.17)	$(0.73)	$(0.90)
Year Ended August 31, 2015	13.28	0.18		0.03	0.21	(0.20)	(0.34)	(0.54)
Year Ended August 31, 2014	11.26	0.15	(e)	2.37	2.52	(0.19)	(0.31)	(0.50)
Year Ended August 31, 2013	11.70	0.15		(0.34)	(0.19)	(0.16)	(0.09)	(0.25)
Year Ended August 31, 2012	9.95	0.11		1.83	1.94	(0.12)	(0.07)	(0.19)

Class C
Year Ended August 31, 2016	12.64	0.12		2.36	2.48	(0.12)	(0.73)	(0.85)
Year Ended August 31, 2015	13.00	0.10		0.05	0.15	(0.17)	(0.34)	(0.51)
Year Ended August 31, 2014	11.06	0.10	(e)	2.30	2.40	(0.15)	(0.31)	(0.46)
Year Ended August 31, 2013	11.50	0.09		(0.32)	(0.23)	(0.12)	(0.09)	(0.21)
Year Ended August 31, 2012	9.79	0.06		1.80	1.86	(0.08)	(0.07)	(0.15)

Class L*
Year Ended August 31, 2016	13.07	0.25		2.44	2.69	(0.21)	(0.73)	(0.94)
Year Ended August 31, 2015	13.37	0.24		0.03	0.27	(0.23)	(0.34)	(0.57)
Year Ended August 31, 2014	11.31	0.22	(e)	2.36	2.58	(0.21)	(0.31)	(0.52)
Year Ended August 31, 2013	11.74	0.20		(0.34)	(0.14)	(0.20)	(0.09)	(0.29)
Year Ended August 31, 2012	9.97	0.16		1.84	2.00	(0.16)	(0.07)	(0.23)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
*	Formerly, Institutional Class Shares.

52	UNDISCOVERED MANAGERS FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$14.67	21.23%	$183,703	1.18%	1.45%		1.47%	141%
12.95	1.46	172,267	1.18	1.28		1.54	93
13.28	23.30	141,044	1.18	1.24	(e)	1.39	105
11.26	(1.67)	57,005	1.18	1.25		1.40	60
11.70	19.75	47,124	1.18	1.04		1.42	78

14.27	20.56	10,842	1.68	0.93		1.98	141
12.64	0.98	9,154	1.68	0.76		1.97	93
13.00	22.64	7,941	1.68	0.83	(e)	1.90	105
11.06	(2.08)	7,420	1.68	0.75		1.90	60
11.50	19.19	5,416	1.68	0.55		1.92	78

14.82	21.64	124,676	0.78	1.84		0.98	141
13.07	1.89	188,818	0.78	1.71		0.97	93
13.37	23.81	258,480	0.78	1.78	(e)	1.00	105
11.31	(1.27)	447,799	0.78	1.65		1.00	60
11.74	20.28	318,175	0.78	1.47		1.02	78

DECEMBER 29, 2016	53

Appendix A – Financial Intermediary-Specific Sales Charge Waivers

WAIVERS APPLICABLE TO PURCHASE THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify Merrill Lynch at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. With regard to these waivers and discounts, Merrill Lynch is responsible for the implementation on the Merrill Lynch platform or accounts.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Exchanges as described in this prospectus.

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members as defined by Merrill Lynch.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same retail brokerage account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Merrill Lynch Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through Merrill Lynch Rights of Reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only). Merrill Lynch will pay the Distributor a prorated portion of the applicable CDSC the Distributor would have received when the exchange occurs. The Distributor will receive the amount of the CDSC minus the amount of Rule 12b-1 fees that it has already received during the holding period.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent (as described in this prospectus)

Breakpoints.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS APPLICABLE TO PURCHASE THROUGH LPL FINANCIAL

Effective April 10, 2017, shareholders purchasing Fund shares through LPL Financial’s Mutual Fund Only Platform will be eligible only for the following front-end sales charge waivers for Class A Shares, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Sales charges will be waived for Class A Shares bought by clients of LPL Financial who are accessing the J.P. Morgan Funds through LPL Financial’s mutual fund only platform.

With regard to this waiver, LPL Financial is responsible for the implementation on its platform.

54	UNDISCOVERED MANAGERS FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds is 811-08437

©JPMorgan Chase & Co. 2017. All rights reserved. April 2017. PR-UMACSL-1216-2

Prospectus

Undiscovered Managers Funds

Class I Shares*

February 28, 2017, as supplemented April 10, 2017

JPMorgan Realty Income Fund

Class/Ticker: I/URTDX

*	Formerly, Select Class Shares.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Realty Income Fund

Class/Ticker: I*/URTDX

*	Formerly, Select Class Shares.

What is the goal of the Fund?

High total investment return through a combination of capital appreciation and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees	0.75%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.36
Shareholder Service Fees	0.25
Remainder of Other Expenses[1]	0.11

Total Annual Fund Operating Expenses	1.11
Fee Waivers and Expense Reimbursements[2]	(0.18)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.93

[1]	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

[2]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.93% of the average daily net assets of Class I Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS I SHARES ($)	95	335	594	1,336

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalizations. The Fund may invest in both equity REITs and mortgage REITs. It is a non-fundamental policy of the Fund to invest at least 80% of its assets in REITS. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate). The Fund may also invest up to 15% of net assets in illiquid holdings.

As investment adviser to the Fund, J.P. Morgan Investment Management Inc. (JPMIM) manages the portfolio utilizing a disciplined investment process that focuses on stock selection rather than focusing on particular sectors or themes. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.

The REIT research team takes an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the team to determine each company’s normalized earnings (i.e., projected earnings adjusted to reflect what the company should earn at the mid-point of an economic cycle) and growth potential, from which they evaluate whether each company’s current price fully reflects its long-term value.

The Fund is non-diversified.

FEBRUARY 28, 2017	1

JPMorgan Realty Income Fund (continued)

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Smaller Company Risk. Investments in securities of mid cap and small cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Concentration Risk. The Fund concentrates its investments in the real estate group of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the real estate group of industries.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because Class I Shares (formerly, Select Class Shares) have not yet commenced operations as of the date of this prospectus, the bar chart shows how the performance of the Fund’s Class L Shares (formerly, Institutional Class Shares) (which are not offered in this prospectus) has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) US REIT Index and the Lipper Real Estate Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated

2	UNDISCOVERED MANAGERS FUNDS

category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

*	The performance of Class I Shares would be substantially similar to the performance of Class L Shares because the Fund is invested in the same group of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

Best Quarter	3rd quarter, 2009	33.86%
Worst Quarter	4th quarter, 2008	–42.96%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS L SHARES
Return Before Taxes	4.48%	10.69%	4.43%
Return After Taxes on Distributions	1.76	8.64	2.48
Return After Taxes on Distributions and Sale of Fund Shares	3.32	7.70	2.74
MSCI US REIT INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	8.60	11.86	4.96
LIPPER REAL ESTATE FUNDS INDEX
(Reflects No Deduction for Taxes)	6.48	10.83	5.11

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jason Ko, CFA	2009	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2017	3

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalizations. It is a non-fundamental policy of the Fund to invest at least 80% of its assets in REITS. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate). The Fund may also invest up to 15% of net assets in illiquid holdings.

As investment adviser to the Fund, J.P. Morgan Investment Management Inc. (JPMIM) manages the portfolio utilizing a disciplined investment process that focuses on stock selection rather than focusing on particular sectors or themes. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.

The REIT research team takes an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the team to determine each company’s normalized earnings (i.e., projected earnings adjusted to reflect what the company should earn at the mid-point of an economic cycle) and growth potential, from which they evaluate whether each company’s current price fully reflects its long-term value.

The Fund is non-diversified.

The Fund will invest primarily in equity securities as described above. The Fund may invest its cash in repurchase agreements and other cash instruments pending investment in equity securities.

The main investment strategies for the Fund may include the following, some of which may be equity securities:

•	common stocks

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	other investment companies

•

exchange-traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	affiliated money market funds

Although not main strategies, the Fund may also utilize the following, some of which may be equity securities:

•	preferred stock

•	trust or partnership interests

•	warrants and rights to buy common stock.

•	securities lending

The Fund may utilize these investment strategies to a greater or lesser degree.

The Fund has an 80% investment policy which may be changed by the Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective can be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

4	UNDISCOVERED MANAGERS FUNDS

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Smaller Company Risk. (Small Cap Company and Mid Cap Company Risk) Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Concentration Risk. The Fund concentrates its investments in the real estate group of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the real estate group of industries.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely

FEBRUARY 28, 2017	5

More About the Fund (continued)

affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Additional Risks

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Investment Company and ETF Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The price movement of an ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the

“Risk/Return Summary” in the prospectus and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE AND CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategies.

6	UNDISCOVERED MANAGERS FUNDS

Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

FEBRUARY 28, 2017	7

The Fund’s Management and Administration

The Fund is a series of Undiscovered Managers Funds, a Massachusetts business trust (the “Trust”). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

The Fund is advised by J.P. Morgan Investment Management Inc. (JPMIM), 270 Park Avenue, New York, NY 10017. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors.

Until January 1, 2004, the Fund was sub-advised by Bay Isle Financial LLC (“Bay Isle”) or its predecessor firm, Bay Isle Financial Corporation, with Undiscovered Managers, LLC serving as the investment adviser. From January 1, 2004 until January 30, 2004, JPMIM replaced Bay Isle as the Fund’s sub-adviser, with Undiscovered Managers, LLC continuing to serve as the investment adviser. Effective January 31, 2004, JPMIM became the Fund’s investment adviser and the subadvisory agreement between Undiscovered Managers, LLC and JPMIM was terminated.

JPMIM has the responsibility for the management of the Fund’s affairs, under the supervision of the Trust’s Board of Trustees. JPMIM is responsible for deciding which securities to purchase and sell for the Fund and for placing orders for the Fund’s transactions.

During the most recent fiscal year ended 8/31/16, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Realty Income Fund	0.65%

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended August 31.

JPMIM and Portfolio Managers

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. Pursuant to the Management Agreement with the Fund, and subject to the overall direction of the Trust’s Board of Trustees, JPMIM is responsible for managing the Fund’s investment program in conformity with the stated investment objectives and policies of the Fund, as described in this Prospectus.

Jason Ko, Executive Director of JPMIM, is responsible for the portfolio management of the Fund. An employee since 2002, Mr. Ko covers REITs for the U.S. Equity Group. Previously, he worked as a research associate focusing on REITs and cyclicals sectors and as an investment assistant in the U.S. Equity Group. He holds a B.S. in electrical engineering and a B.A. in economics from Brown University. He is also a CFA charterholder.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class I Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such

8	UNDISCOVERED MANAGERS FUNDS

Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder service fees, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

FEBRUARY 28, 2017	9

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

Class I
Eligibility[1,2]

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.[3]

Minimum Investment[1,4,5]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 — Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds[3] or

$50 for employees, if establishing a monthly $50 Systematic Investment Plan.[6]

10	UNDISCOVERED MANAGERS FUNDS

Class I
Minimum Subsequent Investments[1]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Systematic Investment Plan	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Systematic Redemption Plan	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.
Distribution (12b-1) Fee	None
Shareholder Service Fee	0.25% of the average daily net assets.
Redemption Fee	None
Advantages	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.
Disadvantages	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[2]

Effective April 3, 2017, new Group Retirement Plans (please see the Glossary for definition) are not eligible to purchase Class I Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have these share classes of the Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in such share classes of the Fund and purchase additional shares in existing participant accounts.

[3]

May also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[4]

Investment minimums may be waived for certain types of Group Retirement Plans, as well as for certain fee-based programs. The J.P. Morgan Funds reserve the right to waive any initial or subsequent investment minimum.

[5]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[6]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the types of compensation paid to Financial Intermediaries for services related to the Fund.

To obtain information, visit www.jpmorganfunds.com or call 1-800-480-4111.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Effective April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services will be made by the Distributor as shareholder servicing agent, from the shareholder service fee (to be known as the “service fee”). From time to time, JPMIM or its affiliates may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

FEBRUARY 28, 2017	11

Investing with J.P. Morgan Funds (continued)

Shareholder Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets).

Class	Shareholder Service Fee
Class I	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Fund is open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Fund is open for business, will be effected at that day’s NAV. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Fund prior to such time as agreed upon by the Fund and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of the Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Fund, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

12	UNDISCOVERED MANAGERS FUNDS

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The J.P. Morgan Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Fund currently does not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

FEBRUARY 28, 2017	13

Investing with J.P. Morgan Funds (continued)

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable fees.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Fund.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES
Class I Shares of the Fund may be exchanged for: • Class I Shares of another J.P. Morgan Fund, or • Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

14	UNDISCOVERED MANAGERS FUNDS

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of the Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

FEBRUARY 28, 2017	15

Investing with J.P. Morgan Funds (continued)

HOW TO REDEEM
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Fund, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

16	UNDISCOVERED MANAGERS FUNDS

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class I accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when the Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund’s own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. As a

FEBRUARY 28, 2017	17

Investing with J.P. Morgan Funds (continued)

result, the Fund is often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Fund.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Fund will be able to effectively identify and eliminate market timing and abusive trading in the Fund particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Fund’s market timing policies and restrictions as uniformly as practicable to accounts with the Fund, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products; and

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution;

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts;

•	Retirement plan contributions, loans, distributions, and hardship withdrawals;

•	IRA re-characterizations and conversions; and

•	IRA purchases of shares by asset transfer or direct rollover.

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share. This is also known as the offering price. Shares are also redeemed at NAV. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

18	UNDISCOVERED MANAGERS FUNDS

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

FEBRUARY 28, 2017	19

Investing with J.P. Morgan Funds (continued)

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares and distributes net investment income, if any, at least quarterly. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investments in certain debt securities, mortgage-backed securities, and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not

20	UNDISCOVERED MANAGERS FUNDS

advantageous to do so. The Fund’s investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s investments in other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

FEBRUARY 28, 2017	21

Investing with J.P. Morgan Funds (continued)

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the Fund’s adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

The Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

In addition, the JPMorgan Realty Income Fund will also post the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

22	UNDISCOVERED MANAGERS FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that the Fund has sold at a profit, minus any realized losses.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by the Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans,

profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans do not qualify under this waiver.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

FEBRUARY 28, 2017	23

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each of the past one through five fiscal years. The financial highlights reflect the return for the Class L Shares of the Fund, which is not offered in this prospectus, as the Class I Shares of the Fund have not commenced operations as of the date of this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Realty Income Fund
Class L*
Year Ended August 31, 2016	$13.07	$0.25	(d)	$2.44	$2.69	$(0.21)	$(0.73)	$(0.94)
Year Ended August 31, 2015	13.37	0.24	(d)	0.03	0.27	(0.23)	(0.34)	(0.57)
Year Ended August 31, 2014	11.31	0.22	(d)(e)	2.36	2.58	(0.21)	(0.31)	(0.52)
Year Ended August 31, 2013	11.74	0.20	(d)	(0.34)	(0.14)	(0.20)	(0.09)	(0.29)
Year Ended August 31, 2012	9.97	0.16	(d)	1.84	2.00	(0.16)	(0.07)	(0.23)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
*	Formerly, Institutional Class Shares.

24	UNDISCOVERED MANAGERS FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$14.82	21.64%	$124,676	0.78%	1.84%		0.98%	141%
13.07	1.89	188,818	0.78	1.71		0.97	93
13.37	23.81	258,480	0.78	1.78	(e)	1.00	105
11.31	(1.27)	447,799	0.78	1.65		1.00	60
11.74	20.28	318,175	0.78	1.47		1.02	78

FEBRUARY 28, 2017	25

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-08437

©JPMorgan Chase & Co. 2017. All rights reserved. April 2017. PR-RINCS-217-2